                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 1997


               Advanta Revolving Home Equity Loan Trust 1997-A
            (Exact name of registrant as specified in its charter)


             Delaware                   33-37107        Application Pending

  (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
           Incorporation)              File Number)     Identification No.)


    c/o Advanta Mortgage Conduit                               92127
           Services, Inc.
     Attention: Milton Riseman                               (Zip Code)
     16875 West Bernardo Drive
       San Diego, California
  (Address of Principal Executive
              Offices)


        Registrant's telephone number, including area code (619) 674-1800

                                    No Change
          (Former name or former address, if changed since last report)

            Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:


            25.1 Trust Certificate (Form T-1) of Bankers Trust Company of California, N.A..

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1997-A

                        By:   /s/  Mark T. Dunsheath
                              Name:  Mark T. Dunsheath
                              Title: Vice President



Dated:  November 18, 1997

                                  EXHIBIT INDEX


            25.1 Trust Certificate (Form T-1) of Bankers Trust Company of California, N.A..